===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              CLARUS CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                 [Clarus Logo]
                            3970 Johns Creek Court
                            Suwanee, Georgia 30024

Dear Stockholder:

   You are cordially invited to attend the Annual Stockholders' Meeting of Clarus Corporation, to be held at Hilton Gardens Inn, 4025 Windward Plaza,
Alpharetta, Georgia 30005, on       , 2002 at 9:00 a.m., local time, notice of
which is enclosed.

   The following proposals are to be presented at the meeting:

  . to elect three Class I Directors to serve until the 2005 Annual Stockholders' Meeting; and

  . to ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2002.

   The proposals listed above have been approved unanimously by your Board of Directors and are recommended by the Board to you for approval. Each member of the Board of Directors has agreed to vote all shares of our common stock owned by such Director in favor of the proposals.

   A plurality of our outstanding common stock present in person or represented by proxy and entitled to vote at the meeting will be required to elect three Directors to serve as Class I Directors until the 2005 Annual Stockholders' Meeting. The affirmative vote of a majority of our common stock present in person or represented by proxy and entitled to vote will be required to ratify the appointment of KPMG LLP.

   Whether you own a few or many shares of stock and whether or not you plan to attend in person, it is important that your shares be voted on matters that come before the meeting. To make sure your shares are represented, we urge you to complete and mail the enclosed WHITE proxy card promptly.

   During the meeting we will report on our operations, and our Directors, Officers and representatives of KPMG LLP will be present to respond to questions stockholders may have.

   Your vote is very important. We appreciate your cooperation in considering and acting on the matters presented.


                                          Sincerely,

                                          /s/ Stephen P. Jeffery
                                          Stephen P. Jeffery, Chairman of the
                                           Board, President and Chief
                                           Executive Officer

Atlanta, Georgia
      , 2002

                               ----------------

   If you have any questions or need further assistance in voting your shares, please contact:

                        Georgeson Shareholder Communications, Inc.
                        17 State Street, 10th Floor
                        New York, New York 10004
                        Call Toll Free

                                 [Clarus LOGO]
                            3970 Johns Creek Court
                            Suwanee, Georgia 30024
                                (770) 291-3900

                    NOTICE OF ANNUAL STOCKHOLDERS' MEETING
                            TO BE HELD      , 2002

   Notice is hereby given that the Annual Stockholders' Meeting of Clarus Corporation will be held at Hilton Gardens Inn, 4025 Windward Plaza,
Alpharetta, Georgia 30005, on        , 2002 at 9:00 a.m., local time, for the
following purposes:

   1. Election of Directors. The election of three nominees for Class I Directors of Clarus to serve until the 2005 Annual Stockholders' Meeting;

   2. Ratification of Auditors. The ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2002; and

   3. Other Business. The transaction of such other business as may properly come before the meeting, including adjourning the meeting to permit, if necessary, further solicitation of proxies.

   A plurality of our outstanding common stock present in person or represented by proxy and entitled to vote at the meeting will be required to elect the Class I Directors. The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the meeting will be required to ratify the appointment of KPMG LLP. Only stockholders of record at the close of business on April 19, 2002 are entitled to receive notice of and to vote at the meeting or any adjournment or postponement thereof.

   A copy of our annual report for the year ended December 31, 2001 is enclosed.

   YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU ARE ENCOURAGED TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY USING THE WHITE PROXY CARD.


   YOUR BOARD OF DIRECTORS URGES YOU NOT TO SIGN ANY PROXY CARD THAT MAY BE SENT TO YOU FROM ANY PERSON OTHER THAN CLARUS.



                                          By Order of the Board of Directors

                                          /s/ Stephen P. Jeffery
                                          Stephen P. Jeffery, Chairman

Atlanta, Georgia
     , 2002

                                 [Clarus Logo]

                              Proxy Statement For
                       2002 Annual Stockholders' Meeting

                               TABLE OF CONTENTS

                                                                            Page

Voting Information..........................................................   1
Proposal 1--Election of Directors...........................................   3
Executive Officers..........................................................   6
Executive Compensation......................................................   7
Stock Performance Graph.....................................................  11
Compensation Committee Report...............................................  12
Audit Committee Report......................................................  14
Proposal 2--Ratification of Appointment of Independent Auditors.............  15
Security Ownership of Principal Stockholders and Management.................  16
Section 16(a) Beneficial Ownership Reporting Compliance.....................  17
General Information.........................................................  17
Participants in the Solicitation............................................  18
Other Matters...............................................................  19

                                 [CLARUS LOGO]
                              PROXY STATEMENT FOR
                       2002 ANNUAL STOCKHOLDERS' MEETING

                              VOTING INFORMATION

General

   This Proxy Statement and WHITE proxy card are being furnished to you in connection with the solicitation by and on behalf of our Board of Directors of proxies for use at our 2002 Annual Stockholders' Meeting, at which you will be asked to vote upon proposals to:

 . elect three Directors to serve as Class I Directors until our 2005 Annual Stockholders' Meeting (see Proposal 1); and

 . ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2002 (see Proposal 2).

   The meeting will be held at 9:00 a.m., local time, on      , 2002, at
Hilton Gardens Inn, 4025 Windward Plaza, Alpharetta, Georgia 30005. This Proxy Statement and the enclosed WHITE proxy card are first being mailed to
stockholders on or about           , 2002.

   Our Board of Directors has established the close of business on April 19, 2002, as the record date for determining our stockholders entitled to notice of and to vote at the meeting. Only our stockholders of record as of the record date will be entitled to notice of and to vote at the meeting. Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. There are some distinctions between shares held of record and those owned beneficially. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting. We have enclosed a WHITE proxy card for you to use. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of such shares, and these proxy materials are being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Only shares held directly in your name as the stockholder of record may be voted in person at the meeting. If you choose to do so, please bring the enclosed WHITE proxy card and proof of identification.

How You Can Vote

   YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

 1. If you are the stockholder of record, please sign, date and mail the enclosed WHITE proxy card to Georgeson Shareholder Communications, Inc. in the postage paid envelope provided.

 2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a WHITE proxy card with respect to your shares and only after receiving your specific instructions. To ensure that your shares are voted, you should contact the person responsible for your account and give instructions for a WHITE proxy card to be voted representing your shares.

 3. If you have any questions or need further assistance in voting your shares, please contact our proxy solicitor at the special telephone number reserved for Clarus stockholders provided below.

                        Georgeson Shareholder Communications, Inc.
                        17 State Street, 10th Floor
                        New York, New York 10004
                        Banks and Brokers Call Collect
                        Stockholders Call Toll Free

How to Revoke Your Proxy

   Any stockholder who has delivered a proxy may revoke it at any time before it is voted by giving notice of revocation in writing or submitting to us a signed proxy bearing a later date, provided that we actually receive such notice or proxy prior to the taking of the stockholder vote. Any notice of revocation should be sent to: Clarus Corporation, 3970 Johns Creek Court, Suwanee, Georgia 30024, Attention: James J. McDevitt, Corporate Secretary. If you are a stockholder of record, you may also revoke your proxy by attending the annual meeting and voting in person in accordance with the rules for voting at the annual meeting. However, if you instructed a broker to vote your shares, you must follow your broker's directions for changing your instructions. The shares of our common stock represented by properly executed proxies received at or prior to the meeting and not subsequently revoked will be voted as directed in such proxies. If instructions are not given, shares represented by proxies received will be voted "FOR" election of the nominees for Class I Director and "FOR" ratification of KPMG LLP as our independent auditor. As of the date of this Proxy Statement, we are unaware of any other matter to be presented at the meeting.

How Votes Are Counted

   The affirmative vote of a plurality of our outstanding common stock present in person or represented by proxy and entitled to vote at the meeting will be required to elect three Directors to serve as Class I Directors until the 2005 Annual Stockholders' Meeting. A plurality means that more votes must be cast in favor of the election of a Director than those cast against the election of such Director. Accordingly, the withholding of authority by a stockholder (including broker non-votes) will not be counted in computing a plurality and thus will have no effect on the results of the election of such nominees. In the election of Directors, you may vote "FOR" all of the nominees or your vote may be withheld with respect to one or more of the nominees. For the other proposal, you may vote "FOR," "AGAINST," or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote against the proposal.

   The affirmative vote of a majority of our outstanding common stock present in person or represented by proxy and entitled to vote at the meeting will be required to ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2002 and to approve any other proposals considered at the meeting. Under certain circumstances, brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"). In such cases, those shares will be counted for the purpose of determining if a quorum is present but will not be included in the vote totals with respect to those matters for which the broker cannot vote. If a stockholder abstains from voting on a matter, those shares will be counted for the purpose of determining if a quorum is present and will be counted as a vote against such proposal.

   As of the record date, there were                  shares of our common
stock outstanding and      holders of record of shares of our common stock
entitled to vote at the meeting, with each share entitled to one vote.

   The presence, in person or by proxy, of a majority of the outstanding shares of our common stock entitled to vote at the meeting is necessary to constitute a quorum of the stockholders in order to take action at the meeting. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN " are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the annual meeting with respect to such matter. The inspector of election will also treat broker non-votes as shares that are present and entitled to vote for purposes of determining a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted upon at the meeting.

Voting Results

   We plan to announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2002.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

Number and Classification

   Our Board of Directors currently consists of seven Directors. Our bylaws provide that our Board of Directors will consist of not less than two, nor more than seven members, the precise number to be determined from time to time by the Board of Directors. Our Board of Directors has set the number of Directors at seven. The seven members who comprise our Board of Directors are divided into three classes: Class I Directors, Class II Directors and Class III Directors, with each such class of Directors serving staggered three-year terms.

   Messrs. Mark A. Johnson, Brady L. Rackley, III and Todd Hewlin serve in the class having a term that expires in 2002; Messrs. Tench Coxe and Donald L. House serve in the class having a term that expires in 2003; and Messrs. Stephen P. Jeffery and Said Mohammadioun serve in the class having a term that expires in 2004. Upon the expiration of the term of each class of Directors, Directors comprising such class of Directors, if nominated, will be eligible to be elected for a three-year term at the next succeeding annual meeting of stockholders. In June 2000, Mr. William S. Kaiser resigned from the Board of Directors and in September 2000, Mr. Norman N. Behar resigned from the Board of Directors. Mr. Rackley was appointed to the Board of Directors in August 2000 to fill the vacancy in Class I created by Mr. Kaiser's resignation. Mr. Hewlin was appointed to the Board of Directors in January 2002 to fill the vacancy in Class I created by Mr. Behar's resignation.

Nominees

   We have selected three nominees for election to our Board of Directors as Class I Directors. Class I Directors will serve a three-year term that will expire at our 2005 Annual Stockholders' Meeting. The three nominees are: Mark
A. Johnson, Brady L. Rackley, III, and Todd Hewlin, all of whom currently serve as Class I Directors. Proxies cannot be voted at the meeting for a greater number of persons than the number of nominees named.

   Each of the nominees has consented to being named in this Proxy Statement and to serve as a Director if elected. In the event that any nominee withdraws or for any reason is not able to serve as a Director, the proxy will be voted for such other person as may be designated by the Board of Directors (or to reduce the number of persons to be elected by the number of persons unable to serve), but in no event will the proxy be voted for more than three nominees.

   The Board of Directors unanimously recommends that you vote "FOR" the Board's nominees for Class I Director as presented on the enclosed WHITE proxy card.

Board of Directors

   The following table sets forth the name and age of each of the three nominees for election as Class I Directors and the remaining Directors who will continue to serve on our Board of Directors, as well as his Director classification and length of service on our Board.

                                                          Director    Year First
                Name                               Age Classification  Elected
                ----                       --- --- --- -------------- ----------
Board Nominees for Term to Expire in 2002
Mark A. Johnson..................................   49        I          1998
Brady L. Rackley, III............................   31        I          2000
Todd Hewlin......................................   35        I          2002


Directors Continuing in Office
Tench Coxe.......................................   44       II          1993
Donald L. House..................................   60       II          1993
Stephen P. Jeffery...............................   46      III          1997
Said Mohammadioun................................   54      III          1998

Biographical Information for Directors

   The principal occupation for the past five years of each Director nominee and each continuing Director is set forth below.

 Nominees for Director

   Todd Hewlin has served as a member of our Board of Directors since January 2002. Mr. Hewlin has served as a managing director with The Chasm Group, LLC, a technology-oriented consulting firm, since May 2001. The Chasm Group, LLC is located at 411 Borel Avenue, Suite 550, San Mateo, California 94402. Prior to joining The Chasm Group, Mr. Hewlin was a senior executive with Internet Capital Group ("ICG") from July 1999 to May 2001 where he also served as a Board Member and as Advisor of ICG companies. Prior to joining ICG, Mr. Hewlin was a partner with McKinsey & Co.


   Mark A. Johnson has served as a member of our Board of Directors since July 1998. Mr. Johnson has served since October 2000 as President and Chief Executive Officer of e-RM Partners LLC, a venture capital company that invests in technology and electronic payment companies. e-RM Partners LLC is located at 1145 Powers Place, Alpharetta, Georgia 30004. Mr. Johnson has served as the Vice Chairman of CheckFree Corporation, a supplier of financial e-commerce services, software and related products, since 1997. He retired from CheckFree in July 2000. From 1982 to 1997 Mr. Johnson served in various capacities with CheckFree. From 1996 until 1997, he served as President of CheckFree Software Division. From 1990 to 1996 Mr. Johnson was Executive Vice President of Corporate Development for CheckFree. He has been a member of the Board of Directors of CheckFree for the past 17 years. Mr. Johnson also serves on the board of directors of several privately-held technology companies.


   Brady L. ("Tripp") Rackley, III has served as a member of our Board of Directors since August 2000. Mr. Rackley founded nFront, Inc. and served as Chairman of the Board and Chief Executive Officer of nFront since its inception in 1996 until February 2000, when nFront was acquired in a merger by Digital Insight Corporation. Prior to forming nFront, Mr. Rackley served as Chief Operating Officer of LeapFrog Technologies, Inc, a software development company, from October 1995 until February 1996, and as Vice President-- Development of Systeme Corp., a software development company, from December 1992 until September 1995. Mr. Rackley currently serves as entrepreneur in residence at Noro-Moseley Partners, a venture capital firm located at 9 North Parkway Square, 4200 Northside Parkway, NW, Atlanta, Georgia 30327.

 Continuing Directors

   Tench Coxe has served as a member of our Board of Directors since September 1993. Mr. Coxe is a managing director of the general partner of Sutter Hill Ventures, A California Limited Partnership, a venture capital company located at 755 Page Mill Road, Suite A-200, Palo Alto, California 94304, since 1989. Mr. Coxe also serves on the boards of directors of eLoyalty Corporation, Copper Mountain Networks, Inc. and NVIDIA Corporation and on the boards of directors of several privately-held companies.


   Donald L. House has served as a member of our Board of Directors since January 1993. Mr. House served as Chairman of our Board of Directors from January 1994 until December 1997 and as our President from January 1993 until December 1993. Mr. House also serves on the board of directors of Carreker Corporation, where he is chairman of its audit committee. Mr. House is Chairman of the Board of Ockham Technologies, Inc. and he also serves on the board of directors of several other privately-held companies.

   Stephen P. Jeffery joined us in November 1994 as Vice President of Marketing and was elected Vice President of Sales and Marketing in June 1995. He was elected President in October 1995, a Director in October 1997, Chairman of the Board in December 1997 and Chief Executive Officer in February 1998. Prior to joining us, Mr. Jeffery was employed by Hewlett-Packard Company, where he served as the manager of Hewlett-Packard's client/server solutions and partner programs, as well as in a variety of sales and marketing management positions in the United States and Europe for 15 years. Mr. Jeffery also served in sales with International Business Machines prior to joining Hewlett-Packard.

   Said Mohammadioun has served as a member of our Board of Directors since March 1998. Mr. Mohammadioun has served as chairman and chief executive officer of Synchrologic, a provider of software infrastructure solutions located at 200 North Point Center East, Suite 600, Alpharetta, Georgia 30022, since October 1996. From March 1995 to September 1996, he was a private investor in small technology companies. Mr. Mohammadioun was vice president of Lotus Development Corp. from December 1990 to February 1995.


Advance Notice of Stockholder Nominees

   By letter dated March 20, 2002, Kanders & Company, Inc., submitted a notice to us stating that it intended to nominate Warren B. Kanders, Burtt Ehrlich and Nicholas Sokolow for election to our Board of Directors. The notice stated that Kanders & Company, Inc. beneficially owned an aggregate of 724,00 shares of our common stock, or 4.65% of our issued and outstanding shares of common stock. In addition, by letter dated March 21, 2002, NightWatch Capital Partners, LLC ("NightWatch"), submitted a notice to us stating that it intended to nominate David R. Bradford, John F. Nemelka and Jeffrey H. Singer for election to our Board of Directors. The notice stated that NightWatch beneficially owned an aggregate of 147,541 shares of our common stock, or 0.9% of our issued and outstanding shares of common stock.


   On April 12, 2002, Messrs. Kanders, Ehrlich and Sokolow and an investment fund affiliated with Mr. Sokolow, filed a Schedule 13D with the Securities and Exchange Commission reporting their aggregate holdings of 853,600 shares of our common stock, or 5.5% of our outstanding common stock, and stating that they intend to propose changes in our present Board of Directors and management and a liquidation of the Company. Messrs. Kanders, Ehrlich and Sokolow have stated that they plan to initiate a proxy contest. We do not know whether NightWatch will initiate a proxy contest.


   We urge our stockholders not to sign any proxy card that may be sent to you from any person other then the Company.




   The Board of Directors unanimously recommends that you vote "FOR" the Board's nominees for Class I Directors as presented on the enclosed WHITE proxy card.


Meetings and Committees of the Board

   Our Board of Directors held 14 meetings during 2001. Each Director attended 75% or more of the aggregate number of meetings held by the Board of Directors and the committees on which he served. Our Board of

Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. During 2001, the Board of Directors did not have a standing nominating committee, although the functions of such committee were performed by the full Board of Directors.

   The Audit Committee presently consists of Messrs. Coxe, House and Johnson. All of the members of the Audit Committee are independent directors, as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee has been assigned the principal functions of:

 .        appointing and meeting with our independent auditors;

 . reviewing and approving the annual report of our independent auditors;

 .        meeting with management regarding audit matters;

 .        approving the annual financial statements; and

 . reviewing and approving summary reports of our independent auditor's findings and recommendations.

   The Audit Committee held six meetings during 2001.

   The Compensation Committee presently consists of Messrs. Rackley and Mohammadioun. The Compensation Committee has been assigned the functions of approving and monitoring the remuneration arrangements for senior management and equity compensation awards under our stock-based plans. The Compensation Committee held three meetings during 2001.

   The Nominating Committee consists of Messrs. Hewlin, House and Mohammadioun. The Nominating Committee presents its recommendation of nominees for directors to the full Board of Directors. The Nominating Committee will consider nominations made by our stockholders, if such nominations are made in writing to the Secretary and received by us not more than 90 days nor less than 60 days prior to the anniversary date of our immediately preceding annual meeting. See "General Information--Stockholder Proposals for 2003 Annual Meeting." The Nominating Committee did not meet in 2001.

Director Compensation

   Directors who are not our employees ("Outside Directors") currently include Messrs. Coxe, Hewlin, House, Johnson, Mohammadioun and Rackley. In the second half of 2001, we began providing our Outside Directors with a per meeting fee in addition to stock option grants. Our Outside Directors now receive a $2,000 fee for each regular and special meeting of the board attended by such Director. Each Outside Director was paid $2,000 (or $10,000 for all Outside Directors as a group) in meeting fees in 2001. Outside Directors are not compensated for attendance at committee meetings or for strictly telephonic board meetings. Outside Directors also participate in our Stock Incentive Plan. On May 22, 2001, we made our annual option grant of 10,000 shares of our common stock to each of Messrs. Coxe, House, Johnson, Mohammadioun and Rackley. On August 28, 2001, we granted an option to purchase 11,250 shares of our common stock to Mr. Rackley. All options were granted to our Outside Directors with an exercise price equal to fair market value on the date of grant. The options granted to our Outside Directors in May 2001 vest in equal quarterly installments over a one year period from the date of grant. The option granted to Mr. Rackley vested on the day immediately following the date of grant.

                              EXECUTIVE OFFICERS

   The following table sets forth the name, age and position of each executive Officer.

        Name                Age                    Positions
        ----                ---                    ---------
   Stephen P. Jeffery......  46 Chairman, President and Chief Executive Officer
   Sean E. Feeney..........  44 Chief Operating Officer
   James J. McDevitt.......  42 Chief Financial Officer and Secretary

   Our executive Officers are appointed by the Board of Directors and serve until their successors are duly elected and qualified. There are no family relationships among any of our executive Officers or Directors.

Biographical Information for Executive Officers

   Stephen P. Jeffery joined us in November 1994 as Vice President of Marketing and was elected Vice President of Sales and Marketing in June 1995. He was elected President in October 1995, a Director in October 1997, Chairman of the Board in December 1997 and Chief Executive Officer in February 1998. Prior to joining us, Mr. Jeffery was employed by Hewlett-Packard Company, where he served as the manager of Hewlett-Packard's client/server solutions and partner programs, as well as in a variety of sales and marketing management positions in the United States and Europe for 15 years. Mr. Jeffery also served in sales with International Business Machines prior to joining Hewlett-Packard.

   Sean E. Feeney joined us in August 2001 as our Chief Operating Officer. Prior to joining us, Mr. Feeney served as Chief Executive Officer of One Source Relocation (formerly Clickandmove.com), from March 2000 to September 2000. From February 1997 to March 2000 Mr. Feeney served as President of the Software Division and Executive Vice President, Electronic Commerce Field Operations of CheckFree Corporation.

   James J. McDevitt joined us in August 2000 as Vice President of Finance and was promoted to Chief Financial Officer in January 2001. Mr. McDevitt was elected as Secretary in October 2001. Prior to joining us, Mr. McDevitt served in senior finance positions, including most recently as Senior Vice President and Chief Financial Officer of Geac Computer Systems, Inc. from 1997 to 2000. Prior to joining Geac, Mr. McDevitt served from 1996 to 1997 in the Corporate Finance department of the Georgia Pacific Corporation.


                            EXECUTIVE COMPENSATION

   The following table provides certain summary information for 2001, 2000 and 1999 concerning compensation paid or accrued by us to or on behalf of our Chief Executive Officer and our other four most highly compensated executive Officers during 2001 (our "Named Executive Officers").

                          Summary Compensation Table

                                                              Long-Term
                                Annual Compensation(1)  Compensation Awards(2)
                                ----------------------- ---------------------
                                                        Securities Underlying
Name and Principal Position     Year Salary($) Bonus($)   Options Granted(#)
---------------------------     ---- --------- -------- ---------------------
Stephen P. Jeffery............. 2001 $250,000  $ 82,994        150,000
 Chairman Chief Executive
    Officer                     2000  250,000   146,875        175,000(3)
 and President                  1999  225,666    93,257        110,000

Joseph E. Bibler............... 2001 $200,000  $ 89,617         25,000
 Vice President, Customer
    Services                    2000  227,754   105,950            --
                                1999  209,027   158,376         20,000

Steven M. Hornyak.............. 2001 $200,000  $ 86,974        100,000
 Executive Vice President,
    Americas                    2000  191,667   263,158          5,000
 and Chief Strategy Officer (4) 1999  175,666    94,558        100,000

Alan MacLamroc................. 2001 $191,667  $ 49,595        105,000
 Chief Technology Officer       2000   35,538    35,000         75,000
                                1999      --        --             --

James J. McDevitt.............. 2001 $201,365  $ 36,480         50,000
 Chief Financial Officer and
    Secretary                   2000   64,308    10,560         20,000
                                1999      --        --             --

--------

(1) In accordance with the rules of the Securities and Exchange Commission, the compensation set forth in the table does not include medical insurance, group life insurance or other benefits, securities or property that do not exceed the lesser of $50,000 or 10% of the person's salary and bonus shown in the table.

(2) We did not make any restricted stock awards, grant any stock appreciation rights or make any long-term incentive payments to our Named Executive Officers during 2001, 2000 or 1999. Options granted to our Named Executive Officers were granted at fair market value on the date of grant as determined by our Compensation Committee.
(3) Effective February 1, 2002, Mr. Jeffery voluntarily relinquished the option for these shares.
(4) Mr. Hornyak ceased serving as an executive Officer in March 2002.

                             Option Grants in 2001

   The following table provides certain information concerning individual grants of stock options made during 2001 to our Named Executive Officers.

                                        Individual Grants
                         -----------------------------------------------
                                                                             Potential
                                                                         Realizable Value
                                       Percent of                        at Assumed Annual
                                         Total                            Rates of Stock
                           Number of    Options                                Price
                          Securities   Granted to                        Appreciation for
                          Underlying   Employees   Exercise               Option Term(2)
                            Options    In Fiscal   Price Per  Expiration -----------------
  Name                   Granted(#)(1)    Year    Share($/sh)    Date       5%      10%
  ----                   ------------- ---------- ----------- ---------- -------- --------
Stephen P. Jeffery......    150,000       7.8%      $ 7.00     7/30/08   $427,455 $996,153
Joseph E. Bibler........     25,000       1.3%       5.625      1/8/08     57,249  133,413
Steven M. Hornyak.......    100,000       5.2%       5.625      1/8/08    228,994  533,653
Alan MacLamroc..........    105,000       5.5%        3.49     11/9/08    149,182  347,657
James J. McDevitt.......     50,000       2.6%       5.625      1/8/08    114,497  266,827

--------
(1) All options were granted pursuant to our Stock Incentive Plan (formerly, the 1998 Stock Incentive Plan) at an exercise price not less than fair market value on the date of grant based on the closing sales price of our common stock as reported on the Nasdaq National Market. All options granted to our Named Executive Officers in 2001 vest over 48 monthly installments, except that the option granted to Mr. MacLamroc vests over 36 monthly installments. The options granted to our Named Executive Officers expire seven years after the date of grant.
(2) Amounts reported in this column represent hypothetical values that may be realized upon exercise of the options immediately prior to the expiration of their term, assuming that the stock price on the date of grant appreciates at the specified annual rates of appreciation, compounded annually over the term of the option. These numbers are calculated based on rules of the Securities and Exchange Commission.

                      Aggregated Option Exercises in 2001
                          and Year-End Option Values

   The following table provides certain information concerning the options exercised in 2001 by our Named Executive Officers and the number and value of exercised and unexercised options held by our Named Executive Officers as of December 31, 2001.

                                                Number of Securities
                                               Underlying Unexercised      Value of Unexercised
                                                      Options at           In-the-Money Options
                                                  Fiscal Year End(#)     at Fiscal Year End ($)(2)
                                              -------------------------- -------------------------
                          Number of   Dollar
                           Shares     Value
                         Acquired On Realized
  Name                   Exercise(#)  ($)(1)  Exercisable  Unexercisable Exercisable Unexercisable
  ----                   ----------- -------- -----------  ------------- ----------- -------------
Stephen P. Jeffery......      --         --     297,181(3)    333,208(3)  $469,197     $172,680
Joseph E. Bibler........      --         --      43,269        31,270       38,219       11,851
Steven M. Hornyak.......    2,790    $11,422     89,268       147,415       59,964       86,346
                            4,500     21,645
Alan MacLamroc..........      --         --       2,916       102,084        8,019      280,731
James J. McDevitt.......      --         --      23,334        46,666       10,250       20,500

--------
(1) Dollar values were calculated based on the difference between the fair market value of the underlying common stock on the date prior to exercise date and the exercise price per share.
(2) Dollar values were calculated based on the difference between the fair market value of the underlying securities at December 31, 2001 ($6.24 per share), and the exercise price of the options.
(3) Effective February 1, 2002, Mr. Jeffery voluntarily relinquished an option to purchase 175,000 shares of common stock granted in 2000.

                          Ten-Year Options Repricing

                                                                                     Length of
                                                                                     original
                                                                                      option
                                      Securities                                       term
                                      underlying                 Exercise            remaining
                                       number of  Market price   price at     New     at date
                                        options    at time of    time of    Exercise    of
  Name                         Date   repriced(#) repricing($) repricing($) Price($) repricing
  ----                       -------- ----------- ------------ ------------ -------- ---------
Alan MacLamroc,
 Chief Technology Officer..  11/09/01   75,000       $3.49        $21.00     $3.49    6 years
                                        30,000        3.49          6.94      3.49    5 years

Compensation Committee Interlocks and Insider Participation

   Messrs. Rackley and Mohammadioun serve on our Compensation Committee. Neither member of the Compensation Committee serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive Officers serving as a member of our Board of Directors or Compensation Committee.

Employment Agreements and Change in Control Arrangements and Separation
Agreements

   Effective January 1, 2000, we entered into a one-year employment, non-disclosure, non-solicitation and non-competition agreement with Stephen P. Jeffery, our President, Chief Executive Officer and Chairman of the Board. The agreement automatically renews for successive additional one year terms. Under his employment agreement, Mr. Jeffery receives an annual base salary of $250,000 and an incentive bonus if certain revenue and earnings targets are met. If we terminate Mr. Jeffery's employment agreement without cause, then Mr. Jeffery will be entitled to receive severance pay in the form of continuation of his annualized base salary for one year from the date of termination and a pro rata portion of his incentive bonus, if any, for the quarter in which his employment terminated. Mr. Jeffery may terminate his employment agreement at any time three months after a change in control has occurred and we are required to pay to Mr. Jeffery his base salary as of the date of the change in control for a period of 12 months from the date of termination and the pro rata portion of his incentive bonus for the quarter in which his employment terminated.

   Effective April 1, 2001, we entered into a one-year employment, non-disclosure, non-solicitation and non-competition agreement with Steven M. Hornyak, our Executive Vice President, Americas and Chief Strategy Officer. The agreement with Mr. Hornyak automatically renews for an additional one-year term unless either party notifies the other of its intention not to renew the Agreement at least 30 days prior to the end of the term. Under his employment agreement, Mr. Hornyak receives an annual base salary of $200,000 and incentive bonuses if certain revenue, expense and profitability targets are met. We amended Mr. Hornyak's agreement in February 2002 to provide that if we terminate Mr. Hornyak's employment prior to March 7, 2003, then Mr. Hornyak will be entitled to receive severance pay in the form of continuation of his annualized base salary until July 7, 2002 and thereafter until the earlier of March 7, 2003 or the date on which he commences new employment. Mr. Hornyak ceased serving as an executive Officer in February 2002, but he remains an employee of the Company.

   Effective August 15, 2001, we entered into a one-year employment, non-disclosure, non-solicitation and non-competition agreement with Sean E. Feeney, our Chief Operating Officer. The agreement with Mr. Feeney automatically renews for an additional one-year term unless either party notifies the other of its intention not to renew the Agreement at least 30 days prior to the end of the term. Under his employment agreement, Mr. Feeney receives an annual base salary of $200,000. Mr. Feeney is also eligible to receive additional annualized compensation of up to $100,000 per year if we meet certain revenue, expense and profitability targets and Mr. Feeney attains specified management business objectives as determined by the Company's Chief Executive Officer. If we terminate Mr. Feeney's employment without cause, then Mr. Feeney will be entitled to receive severance pay in the form of continuation of his annualized base salary until the earlier of six months from the date of termination, the expiration of the remainder of the one year term in effect, or Mr. Feeney's commencement of employment with any other entity. Mr. Feeney will also receive a pro rata portion of his incentive bonus, if any, for the quarter in which his employment terminated. Mr. Feeney may terminate his employment agreement at any time three months after a change in control has occurred and we are required to pay to Mr. Feeney his base salary as of the date of the change in control for a period of six months from the date of termination or such earlier date on which Feeney commences new employment and the pro rata portion of his incentive bonus for the quarter in which his employment terminated.

Certain Relationships and Related Transactions

   On February 7, 2002, Todd Hewlin joined our Board of Directors. Mr. Hewlin is a managing director of The Chasm Group, LLC, a technology-oriented consulting firm. During 2001, we engaged The Chasm Group to assist us with various strategic issues. The period of the engagement was November 15, 2001, through February 15, 2002, for a total fee of $225,000 plus out-of-pocket expenses. We expensed a total of $131,000 during 2001 as shown in our general and administrative expenses in the accompanying consolidated statement of operations and had a balance due to The Chasm Group of $94,000 at December 31, 2001, as shown in our accounts payable and accrued liabilities in the accompanying consolidated balance sheet. The balance of the agreement with The Chasm Group, LLC will be expensed and paid in 2002.


Limitation of Liability and Indemnification of Officers and Directors

   Our Amended and Restated Certificate of Incorporation provides that the liability of our Directors for monetary damages shall be limited to the fullest extent permissible under Delaware law and that we may indemnify our Officers, employees and agents to the fullest extent permitted under Delaware law.

   Our Bylaws provide that we must indemnify our Directors against all liabilities to the fullest extent permitted under Delaware law and that we must advance all reasonable expenses incurred in a proceeding where the Director was either a party or a witness because he or she was a director.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our Directors pursuant to the provisions of our charter documents, Delaware law or the agreements described above, we have been advised that in the opinion of the Securities and Exchange Commission, this indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                            STOCK PERFORMANCE GRAPH

   Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on our common stock to the cumulative total return of the Russell 2000 Index and the JP Morgan H&Q Internet 100 for the period commencing on May 27, 1998, and ending December 31, 2001 (the "Measuring Period"). The graph assumes that the value of the investment in our common stock and each index was $100 on May 27, 1998. The yearly change in cumulative total return is measured by dividing (1) the sum of (i) the cumulative amount of dividends for the Measuring Period, assuming dividend reinvestment, and (ii) the change in share price between the beginning and end of the Measuring Period, by (2) the share price at the beginning of the Measuring Period.


                    COMPARISON OF CUMULATIVE TOTAL RETURN*
                     AMONG CLARUS, THE RUSSELL 2000 INDEX
                  AND THE JP MORGAN H & Q INTERNET 100 INDEX

                              [PERFORMANCE GRAPH]

                    5/27/98   6/98     9/98     12/98    3/99     6/99
                    -------  ------   ------   -------  ------   ------
CLARUS CORPORATION  $100.00  $107.35  $ 41.54  $ 70.59  $ 64.71  $ 58.82
RUSSELL 2000        $100.00  $101.62  $ 81.15  $ 94.38  $ 89.26  $103.14
JP MORGAN H & Q
 INTERNET 100       $100.00  $128.32  $103.10  $178.08  $301.28  $310.30


                     9/99     12/99    3/00     6/00     9/00     12/00
                    ------   -------  -------  ------   ------   -------
CLARUS CORPORATION  $111.03  $776.47  $830.88  $457.35  $268.39  $ 82.35
RUSSELL 2000        $ 96.62  $114.44  $122.55  $117.92  $119.22  $110.99
JP MORGAN H & Q
 INTERNET 100       $318.96  $617.44  $644.92  $478.43  $460.25  $237.57


                      3/01     6/01     9/01      12/01
                     ------  -------   ------   -------
CLARUS CORPORATION  $ 75.00  $ 72.35  $ 46.12  $ 73.41
RUSSELL 2000        $103.77  $118.59  $ 93.94  $113.75
JP MORGAN H & Q
 INTERNET 100       $146.88  $185.01  $107.46  $152.86


* $100 INVESTED ON 5/27/98 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31.

                         COMPENSATION COMMITTEE REPORT

   During 2001, the Compensation Committee of the Board of Directors was comprised of two non-employee members of the Board, Messrs. Brady L. Rackley, III and Said Mohammadioun. The Compensation Committee is responsible for:

    .  setting the Company's compensation philosophy and policies;

    . establishing the compensation of the Chief Executive Officer and approving the compensation of the other executive Officers; and

    . administering and awarding options and other awards under the Company's stock incentive plans.

   The Company's compensation policies are designed to align the financial interests of the Company's management with those of its stockholders, and to take into account the operating environment and expectations for continued growth and enhanced profitability. Compensation for each of the executive Officers consists of a base salary, and the opportunity to receive stock options and a quarterly bonus. The Company does not currently provide executive Officers with other long-term incentive compensation.

   The Compensation Committee's current philosophy is that the predominate portion of an executive's compensation should be based directly upon the value of incentive compensation in the form of cash bonuses and stock option awards. The Compensation Committee believes that providing executives with the opportunity to acquire interests in the Company through grants of stock options, while maintaining base salaries at competitive levels, will enable the Company to attract and retain executives with the outstanding management abilities and entrepreneurial spirit who are essential to the Company's success. Furthermore, the Compensation Committee believes that this approach to compensation, as well as the opportunity to receive cash bonuses based on performance, motivates executives to perform to their fullest potential.

   Base Salary. At least annually, the Compensation Committee reviews salary recommendations for executives and then approves such recommendations, with any modifications it considers appropriate. The annual salary recommendations for such persons are made under the ultimate direction of the Chief Executive Officer, based on total compensation packages for comparable companies in the Company's industry, as well as evaluations of the individual executive's past and expected future performance. Similarly, the Compensation Committee fixes the base salary of the Chief Executive Officer based on its review of competitive compensation data from companies in the Company's industry, the Chief Executive Officer's overall compensation package, and the Compensation Committee's assessment of his past performance and its expectation as to his future performance in leading the Company.

   Annual Bonuses. The Compensation Committee determined the bonus in 2001 to be paid to the Chief Executive Officer based upon the Company's 2001 bonus plan which outlines certain revenue, profitability and other financial-related goals, as well as other criteria designed to assess his contribution to the Company's performance. Quarterly bonus recommendations for Named Executive Officers, other than the Chief Executive Officer, were made under the direction of the Chief Executive Officer and were reviewed and approved by the Compensation Committee.

   Stock Awards. Stock options represent a substantial portion of compensation for the executive Officers, including the Chief Executive Officer. Stock options typically are granted at the fair market value on the date of grant, and will only have value if the Company's stock price increases. Stock option grants are generally structured to vest 25% on the first anniversary of employment and in 36 monthly installments thereafter. In special circumstances, however, the Compensation Committee has authority to accelerate vesting or modify other restrictions on exercise. Grants of stock options generally are based upon the level of the executive's position and an evaluation of the executive's past and expected future performance. The Compensation Committee believes that dependence on stock options for a significant portion of an executive's compensation more closely aligns such executive's interests with those of the Company's stockholders, since the ultimate value of such compensation is linked directly to stock price.

   Repricing Report. In April 2001, the Company offered its employees the opportunity to exchange certain stock options granted under the Company's stock incentive plans that were granted on or after November 1, 1999 for new options to be granted under the Company's stock incentive plan. The Company offered its employees a second opportunity to exchange outstanding stock options granted under the stock incentive plans that were granted on or after November 1, 1999. The first offering period began on April 9, 2001 and ended on May 7, 2001 and the second offering period began on July 9, 2001 and ended on August 6, 2001. The term of both offerings was generally the same. In connection with the first offer, new options were granted on November 9, 2001 to purchase 366,174 shares with an exercise price equal to the fair market value on that date or $3.49 per share. On February 11, 2002, in connection with the second offer, new options to purchase 198,052 shares were granted with an exercise price equal to the fair market value on that date or $4.10 per share. The new options granted in connection with both exchange offers were granted six months and one day following the date the Company cancelled the options accepted for exchange. All new options granted vest in 36 equal monthly installments until fully vested. In connection with the first exchange offer one Named Executive Officer, Alan MacLamroc, exchanged 105,000 options for 105,000 new options with an exercise price of $3.49 per share. No other Named Executive Officer was eligible to participate in either exchange offer.

   Compensation of Chief Executive Officer. The base salary paid to Mr. Jeffery is reviewed annually by the Compensation Committee and may be adjusted based on competitive compensation information available to the Compensation Committee, his overall compensation package and the Compensation Committee's assessment of his past experience and its expectation as to his future contributions in leading the Company and its businesses. In June 2000 the Compensation Committee reviewed the compensation of our Chief Executive Officer and entered into an employment agreement with Mr. Jeffery effective January 1, 2000. The agreement provided for an annual base salary of $250,000 and incentive bonus if certain revenue and earnings targets were met.
Mr. Jeffery received a base salary of $250,000 and bonuses in the aggregate amount of $86,994 in 2001. On July 30, 2001, Mr. Jeffery was granted a stock option to purchase 150,000 shares of the Company's common stock at a price of $7.00 per share.


   The Compensation Committee evaluates the Company's compensation policies and procedures with respect to executives on an ongoing basis. Although the Compensation Committee believes that current compensation policies have been successful in aligning the financial interests of executive Officers with those of the Company's stockholders and with the Company's performance, we continue to examine what modifications, if any, should be implemented to further link executive compensation with both individual and Company performance.

   Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits amounts that can be deducted for compensation paid to certain executives to $1,000,000 unless certain requirements are met. No executive Officer receives compensation in excess of $1,000,000 and therefore there are no compensation amounts that are nondeductible at present. The Compensation Committee will continue to monitor the applicability of Section 162(m) to the Company's compensation program.

   Submitted by the Compensation Committee of the Board of Directors

   Brady L. Rackley, III
   Said Mohammadioun

                            AUDIT COMMITTEE REPORT

   In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices. The Audit Committee recommends to the Board of Directors, subject to stockholder approval, the selection of our independent accountants.

   Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent." The Audit Committee has general oversight responsibility with respect to our financial reporting, and reviews the results and scope of the audit and other services provided by our independent auditors.

   In this context, the Audit Committee has met and held discussions with management and our independent auditors. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and our independent auditors. The Audit Committee discussed with our independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

   Our independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence.

   Based upon the Audit Committee's discussion with management and our independent auditors and the Audit Committee's review of the representations of management and the report of our independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

   Submitted by the Audit Committee of the Board of Directors:

   Tench Coxe
   Donald L. House
   Mark A. Johnson

   Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee Report on Executive Compensation, the Audit Committee Report and the Stockholder Return Performance Graph shall not be incorporated by reference into any such filings.

       PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors has appointed KPMG LLP, independent auditors, to audit our financial statements for the fiscal year ending December 31, 2002 and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board will reconsider its appointment. KPMG LLP has served as our independent auditor since June 2000.

   We expect that one or more representatives of KPMG LLP will be present at the annual meeting and will have the opportunity to make a statement if they so desire to do so and will be available to respond to appropriate questions.

Fees Billed by Independent Public Accountant

   The following table sets forth the amount of audit fees, financial information systems design and implementation fees, and all other fees billed or expected to be billed for services rendered by KPMG LLP, our principal accountant, for the fiscal year ended December 31, 2001:

                                                                       Amount
                                                                      --------
Audit fees, excluding audit related fees(1)..................         $272,500
Financial information systems design and implementation
 fees(2).....................................................              --
All other fees:
  Audit related fees(3)...................................... $17,000
  Other non-audit services(4)................................ 124,000
                                                              -------
Total all other fees.........................................          141,000
                                                                      --------
Total fees...................................................         $413,500
                                                                      ========

--------
(1) Audit fees, excluding audit related fees, includes annual financial statement audit and limited quarterly review services.
(2)  KPMG LLP provided no such services during the most recent fiscal year.
(3) Audit related fees consist of services for the review of registration statements and issuance of consents.
(4) Other non-audit services consist of tax compliance and other tax services other than those directly related to the audit.

   Our Audit Committee of the Board of Directors has considered whether the provision of other non-audit services is compatible with maintaining KPMG LLP's independence.

   Arthur Andersen LLP was our independent auditor for the fiscal years prior to 2000. On June 6, 2000, we terminated Arthur Andersen LLP's appointment as our independent auditor and KPMG LLP was appointed as our independent auditor. The decision to change auditors was approved by the Audit Committee and our full Board of Directors.

   During the fiscal year ended December 31, 1999, and the subsequent interim period from January 1, 2000 through June 6, 2000, there were no disagreements between us and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. None of the "reportable events" described under Item 304(a)(1)(v) of Regulation S-K occurred within 1999 and the subsequent interim period through June 6, 2000. The audit report of Arthur Andersen LLP on our financial statements as of and for the fiscal year ended December 31, 1999, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During our fiscal year ended December 31, 1999 and the subsequent interim period through June 6, 2000, we did not consult with KPMG LLP regarding any of the matters or events set forth in Item 304 (a)(2)(i) and
(ii) of Regulation S-K.

   The Board of Directors unanimously recommends that you vote "FOR" the ratification of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2002, on the enclosed WHITE proxy card. The affirmative vote of the holders of a majority of the votes cast is required to ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2002.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

   The following table provides information concerning beneficial ownership of our common stock as of March 28, 2002, by:

 . each stockholder that we know owns more than 5% of our outstanding common stock;

 .        each of our Named Executive Officers;

 .        each of our Directors; and

 .        all of our Directors and Named Executive Officers as a group.

   The following table lists the applicable percentage of beneficial ownership based on 15,578,142 shares of common stock outstanding as of March 28, 2002. Except where noted, the persons or entities named have sole voting and investment power with respect to all shares shown as beneficially owned by them.

   The second column shows separately shares that may be acquired by exercise of stock options or warrants within 60 days after March 28, 2002, by the Directors and our Named Executive Officers individually and as a group. Shares of common stock that may be acquired by exercise of stock options are deemed outstanding for purposes of computing the percentage beneficially owned by the persons holding these options but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.


                                                         Number of
                                           Number of       Shares   Percentage
                                           Shares of     Subject to of Common
                  Name                    Common Stock    Options     Stock
                  ----                    ------------   ---------- ----------
Merrill Lynch & Co., Inc.(1)
 World Financial Center, North Tower
 250 Verey Street
 New York, New York 10381................  1,979,100          --      12.70%
Ashford Capital Management, Inc.(2)
 P.O. Box 4172
 Wilmington, Delaware 19807..............  1,199,400          --       7.70%
Taunus Corporation(3)
 31 West 52nd Street
 New York, New York 10019................    918,280          --       5.89%
Warren B. Kanders(4)
Burtt Ehrlich
S.T. Investors Fund, LLC
Nicholas Sokolow
 c/o Robert L. Lawrence, Esq.
 Kane Kessler, P.C.
 1350 Avenue of the Americas, 26th Floor
 New York, New York 10019................    853,600          --       5.48%
Stephen P. Jeffery.......................    110,910      300,514      2.59%
Joseph E. Bibler.........................     39,000       45,869         *
Steven M. Hornyak........................     47,816      120,414      1.07%
Alan MacLamroc...........................        --        18,750         *
James J. McDevitt........................      1,375       34,793         *
Tench Coxe...............................     95,174(4)    25,000         *
Todd Hewlin..............................     10,000        2,500         *
Donald L. House..........................    101,249       25,000         *
Mark A. Johnson..........................     33,075       36,250         *
Said Mohammadioun........................     47,375       17,500         *
Brady L. Rackley, III....................        --        21,250         *
Directors and Named Officers as a group
 (11 persons)............................    485,974      647,840      6.99%

--------
*  Less than one percent.

(1) Based on a Schedule 13G/A filed by Merrill Lynch & Co., Inc. ("Merrill Lynch") on February 5, 2002. The shares of common stock reported above by Merrill Lynch are beneficially owned by Master Small Cap Value Trust and Merrill Lynch Investment Managers, L.P., both indirectly owned asset management subsidiaries of Merrill Lynch.


(2) Based on a Schedule 13G filed by Ashford Capital Management, Inc. on February 14, 2002.


(3) Based on a Schedule 13G filed by Taunus Corporation on February 12, 2002. The shares reported by Taunus Corporation include securities owned by Bankers' Trust Company. Taunus Corporation is a parent holding company for Bankers' Trust Company.


(4) Information as to Warren B. Kanders, Burtt Ehrlich, S.T. Investors Fund, LLC and Nicholas Sokolow (the "Reporting Persons") is derived from a
    Schedule 13D filed on April 12, 2002, by the Reporting Persons, which states that as of April 11, 2002, Warren B. Kanders has sole voting and dispositive power with respect to 812,250 shares of our common stock, Burtt Ehrlich has sole voting and dispositive power with respect to 10,000 shares of our common stock, S.T. Investors Fund, LLC has sole voting and dispositive power with respect to 31,350 shares of our common stock, and Nicholas Sokolow has shared voting and dispositive power with respect to 31,350 shares of our common stock.


(5) Includes 28,478 shares held individually by Mr. Coxe, 46,929 shares held by Sutter Hill Ventures, A California Limited Partnership, 5,596 shares held by Sutter Hill Entrepreneurs Fund, (AI), L.P., and 14,171 shares held by Sutter Hill Entrepreneurs Fund (QP), L.P. Mr. Coxe is one of seven managing directors of the general partner of each of Sutter Hill Ventures, A California Limited Partnership, Sutter Hill Entrepreneurs Fund (AI), L.P. and Sutter Hill Entrepreneurs Fund (QP), L.P. The seven managing directors of the general partners of each of the above limited partnerships share voting and investment powers of the shares. Mr. Coxe disclaims beneficial interest in these shares except to the extent of his pecuniary interest in each limited partnership.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires our Directors, executive Officers and persons who own more than 10% of our outstanding common stock to file with the Securities and Exchange Commission reports of their ownership and changes in ownership of our common stock held by such persons. Officers, Directors and stockholders owning more than 10% of our common stock are also required to furnish us with copies of all forms they file under this provision. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required during 2001, other than one late Form 4 filing by Mr. Rackley in October 2001 reporting one option grant, all Section 16(a) filing requirements applicable to our Officers and Directors were met.


                              GENERAL INFORMATION

Stockholder Proposals for 2003 Annual Meeting

   In order to be considered for inclusion in the Proxy Statement and Proxy to be used in connection with our 2003 annual meeting of stockholders, stockholder proposals must be received by our Secretary no later than January
   , 2003.

   Our bylaws contain procedures that stockholders must follow in order to present business at an annual or special meeting of stockholders. A stockholder may obtain a copy of these procedures from our Secretary. In addition to other applicable requirements, for business to be properly brought before the 2003 annual meeting, a stockholder must give timely written notice of the matter to be presented at the meeting to our Secretary. To be timely, the Secretary must receive the notice at our principal offices not less than 60 nor more than 90 days prior to the anniversary date of the immediately preceding annual stockholders' meeting. In the case where an annual meeting is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, or in the case of a special meeting of stockholders, the Secretary must receive notice not later than the close of business on the tenth day following the day on which the notice of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. Only stockholder proposals that are timely presented in accordance with established procedures will be eligible for consideration at a meeting.

Financial Information

   Detailed financial information regarding Clarus is included in our 2001 Annual Report that is being mailed to our stockholders together with this Proxy Statement.

Form 10-K

   Our Annual Report on Form 10-K for the fiscal year ended December 31, 2001, which was filed with the Securities and Exchange Commission, is available without charge to stockholders who make written request therefor to us at 3970 Johns Creek Court, Suwanee, Georgia 30024, Attention: Investor Relations.

                     PARTICIPANTS IN THE SOLICITATION


General


   Under the proxy rules of the Securities Exchange Act of 1934, each of our Directors and James McDevitt, our Chief Financial Officer, and Sean Feeney, our Chief Operating Officer, may be deemed to be a "participant" in our solicitation of proxies. The names and principal occupations of our Directors are set forth herein under the caption "Proposal 1--Election of Directors-- Biographical Information for Directors." Information about the ownership of our common stock by each participant, including the right to acquire shares of our common stock, is set forth in the table herein under the caption "Security Ownership of Principal Stockholders and Management." Information about transactions between us and our Directors is set forth herein under the caption "Certain Relationships and Related Transactions." Except as set forth in "Certain Relationships and Related Transactions" no participant or affiliate of a participant is either a party to any transaction or series of transactions since January 1, 2001, or has knowledge of any currently proposed transaction or series of transactions, (i) to which we or any of our subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $60,000, and (iii) in which any participant or affiliate of a participant had or will have, a direct or indirect material interest. For the purpose of this Proxy Statement, the business address of each participant is 3970 Johns Creek Court, Suwanee, Georgia 30024. Except as set forth herein, no participant is now, or within the past year has been, a party to any contract, arrangement or understanding with any person with respect to any of our securities (including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies).


   There are no material proceedings to which any participant or any associate of any participant is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries. Except as described herein, no participant and no associate of any participant has any interest in the matters to be voted upon at the meeting, other than an interest, if any, as our stockholder or as our Officer or Director.


   Except for the employment agreements described herein, no participant or any associate of a participant has any arrangement or understanding with any person with respect to any future employment by us or our affiliates or with respect to any future transaction to which we or any of our subsidiaries will or may be a party.

Transactions in the Company's Securities in the Last Two Years


   Listed below are the purchases and sales of our common stock by each participant for the last two years. Messrs. Feeney, ,House, Mohammadioun and Rackley did not purchase or sell any shares of our common stock during the past two years.



                                            Date of   Number of Shares Purchased
Name                                      Transaction      (P) or Sold (S)
----                                      ----------- --------------------------
Stephen P. Jeffery.......................  10/27/00           33,360 (P)
                                           08/07/00           29,500 (S)
                                           08/23/00           20,000 (S)
James McDevitt...........................  06/29/01            1,375 (P)
Mark A. Johnson..........................  05/29/01           10,000 (P)
Todd Hewlin..............................  02/18/02           10,000 (P)
Tench Coxe...............................  08/09/00            2,600 (S)*
                                           05/17/00           30,000 (S)

--------

* Mr. Coxe gifted these shares to a charitable organization.


Cost of Proxy Solicitation


   The cost of soliciting proxies will be paid by us. This solicitation is being made by mail, but may also be made by telephone, telegram, telecopier, electronic mail, the Internet and other electronic means or in person by our Officers, Directors and employees. We will reimburse brokerage firms, nominees, custodians, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners. We have also hired Georgeson Shareholder Communications, Inc. ("GSC") to assist us in the distribution of proxy materials and the solicitation of votes. We have agreed to indemnify GSC against certain liabilities and expenses related to their solicitation. GSC will use approximately 53 persons in its solicitation
efforts. We will pay GSC a fee of $    plus reasonable out of pocket expenses
for these services. In addition, we expect to incur approximately $    in
expenses in connection with the solicitation of our stockholders, excluding costs normally expended for a solicitation for an election of Directors in the absence of a contest, and costs represented by salaries and wages of regular
employees and Officers. To date, we have incurred approximately $    in
expenses.


                                 OTHER MATTERS

   The Board of Directors knows of no other matters to be presented for stockholder action at the annual meeting. However, if other matters do properly come before the annual meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the WHITE proxy card will vote upon such matters in accordance with their best judgment.

                                          By Order Of The Board Of Directors
                                          /s/ James T. McDevitt
                                          James J. McDevitt, Secretary

     , 2002

Whether or not you plan to attend the annual meeting, please complete, sign, date and promptly return the accompanying WHITE proxy card in the enclosed postage-paid envelope. You may revoke your proxy at any time prior to the annual meeting. If you are a stockholder of record and you decide to attend the annual meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

Thank you for your attention to this matter. Your prompt response will greatly facilitate arrangements for the annual meeting.

                                 FORM OF PROXY

                               Clarus Corporation

                         Annual Meeting of Stockholders
                                       , 2002


                                     PROXY

  This proxy is solicited on behalf of our Board of Directors. The undersigned hereby constitutes and appoints Stephen P. Jeffery and James J. McDevitt and each of them, the true and lawful attorneys and proxies for the undersigned, to act and vote all of the undersigned's capital stock of Clarus Corporation, a Delaware corporation, at the Annual Meeting of Stockholders to be held at Hilton Gardens Inn, 4025 Windward Plaza, Alpharetta, Georgia 30005, at 9:00
a.m. on        , 2002, and at any and all adjournments thereof, for the
purposes of considering and acting upon the matters proposed by Clarus Corporation that are identified below. This proxy when properly executed will be voted in accordance with the specifications made herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees for director listed below and the other proposal.


                              FOLD AND DETACH HERE
-------------------------------------------------------------------------------

 [X] Please mark your
     votes as in this
     example using
     dark ink only.

                              FOR                      WITHHOLD        Nominees: Mark A. Johnson
                      all nominees listed             AUTHORITY                  Brady L. Rackley, III
                    to the right (except as          to vote for                 Todd Hewlin
                    marked to the contrary)         all nominees

                                                                                                            FOR   AGAINST   ABSTAIN
1. ELECTION OF              [ ]                         [ ]          2. Ratification of the appointment of  [ ]     [ ]       [ ]
   CLASS I                                                              KPMG LLP as Clarus Corporation's
   DIRECTORS                                                            independent auditors for the
                                                                        fiscal year ending December 31,
                                                                        2002
  (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name)


                                           The Board of Directors recommends a vote "FOR" all of the above listed propositions.

                                           In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or adjournment(s), including adjourning the Annual
                                           Meeting to permit, if necessary, further solicitation of proxies.

                                           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                                           Should the undersigned be present and elects to vote at the Annual Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the
                                           Annual Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Company of his or her decision to terminate this proxy.

                                           The undersigned acknowledges receipt from the Company prior to the execution of this proxy of an Annual Report to Stockholders, a Notice of the Meeting and a Proxy Statement
                                           dated         , 2002.
                                                 -------

Signature of Stockholder ________________________________________  DATED:      , 2002

Print Name of Stockholder _______________________________________  DATED:      , 2002

NOTE: Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, sign the full corporate name by a duly authorized officer.